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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 4, 2008

CS CHINA ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Cayman Islands	000-53087	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4100 N.E. Second Avenue, Suite 318, Miami, Florida	33137
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 576-1600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On September 4, 2008, CS China Acquisition Corp. (the “Company”) announced that holders of its units can separately trade the ordinary shares and warrants included in such units. The ordinary shares and warrants will be quoted on the OTC Bulletin Board under the symbols CSAC and CSACW, respectively. Units not separated will continue to be quoted on the OTC Bulletin Board under the symbol CSACF.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits:

Exhibit 99.1  Press release dated September 4, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 4, 2008	CS CHINA ACQUISITION CORP.

	By:	/s/ James Preissler
Name: James Preissler Title: Chief Financial Officer